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                        Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 16, 2001, in the Registration Statement (Form S-1 No 333-45862) and related Prospectus of John Hancock Life Insurance Company related to the Revolution FX product.

                                                           /s/ Ernst & Young LLP
                                                               ERNST & YOUNG LLP

Boston, Massachusetts
April 18, 2001